IRON MARKET OPPORTUNITY FUND

                       Supplement Dated February 12, 2002
                        To Prospectus Dated July 1, 2001

Until further notice, the redemption fee disclosed on page 4 of the Prospectus is waived. Shares will be redeemed without the imposition of this fee, regardless of the length of time the shares are held.


         This supplement and the Prospectus dated July 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated July 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-322-0575.